UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2018

AYTU BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38247	47-0883144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206, Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 437-6580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Regulation FD Disclosure.

Effective October 1, 2018, EKS&H LLLP (“EKS&H”), the independent registered public accounting firm for Aytu Bioscience, Inc. (the “Company”), combined with Plante & Moran PLLC (“Plante Moran”). As a result of this transaction, on October 19, 2018, the Company engaged Plante Moran as the new independent registered public accounting firm for the Company, and EKS&H will resign.

During the two most recent fiscal years ended June 30, 2018 and 2017, and through the subsequent interim period preceding the appointment of Plante Moran, there were no disagreements between the Company and EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EKS&H would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended June 30, 2018 and 2017 and through the subsequent interim period preceding the appointment of Plante Moran, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of EKS&H on the Company’s financial statements for the years ended June 30, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the audit report of EKS&H on the Company’s financial statements for the year ended June 30, 2018 contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern.

During the two most recent fiscal years ended June 30, 2018 and 2017 and through the subsequent interim period preceding Plante Moran’s engagement, the Company did not consult with Plante Moran on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and Plante Moran did not provide either a written report or oral advise to the Company that Plante Moran concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item

304(a)(1)(v) of Regulation S-K.

The Company has provided EKS&H a copy of the disclosures in this Form 8-K and has requested that EKS&H furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated October 22, 2018 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description

16.1	Letter from EKS&H LLLP dated October 22, 2018 to the SEC regarding statements included in this Form 8-K

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date: October 22, 2018	By:	/s/ David Green
Name: David Green
Title: Chief Financial Officer

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